Exhibit 10(i)



                               SECURITY AGREEMENT


          SECURITY AGREEMENT dated as of January 15, 1999 between SYTRON, INC., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company"), and CRESCENT INTERNATIONAL LIMITED, an entity organized and existing under the laws of Bermuda (the " Secured Party").


                             W I T N E S S E T H :
                             ---------------------


          WHEREAS, pursuant to that certain Note Purchase Agreement dated as of the date hereof (as the same may be amended, supplemented, modified, extended or restated from time to time, the "Note Purchase Agreement"), between the Company and the Secured Party, upon certain terms and subject to certain conditions, the Company has the right to issue and sell and the Secured Party has the obligation to purchase up to $750,000 worth of notes convertible into shares of common stock (the "Common Stock"), par value $0.01 per share, of the Company (the "Convertible Notes"); and

          WHEREAS, it is a condition to the obligations of the Secured Party under the Note Purchase Agreement that the Company shall have executed and delivered this Security Agreement to the Secured Party;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees with the Secured Party, as follows:

     SECTION 1. Defined Terms.

     (a) As used herein, the following terms shall have the following meanings:

          "Chattel Paper": shall mean any and all "chattel paper", as defined in the UCC, now or hereafter owned by the Company or in which the Company has any rights or interest.

          "Collateral": shall have the meaning specified in Section 2 of this Security Agreement.

          "Documents": shall mean any and all "documents" as defined in the UCC now or hereafter owned by the Company or in which the Company has any rights or interest.

          "Instrument": shall mean any "instrument," as such term is defined in the UCC, now or hereafter owned by the Company or in which the Company has any rights or interest.

          "Inventory": shall mean any "inventory", as such term is defined in the UCC, now or hereafter owned by the Company or in which the Company has any rights or interest and, in any event, shall mean and include, but not be limited to, all inventory, merchandise, goods and other personal property (including goods in transit) which are held for sale or lease or are furnished or are to be

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furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Company's business, or the processing, packaging, delivery or shipping of the same, all finished goods, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Company.

          "Proceeds": shall mean "proceeds", as such term is defined in the UCC and, in any event, shall mean and include, but not be limited to, the following at any time whatsoever arising or receivable: (i) whatever is received upon any collection, exchange, sale or other disposition of any of the Collateral, and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Company from time to time with respect to any of the Collateral, (iii) any and all payments (in any form whatsoever) made or due or payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any other Person), and
(iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Security Agreement": shall mean this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "UCC": shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

               (b) Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to them in the Note Purchase Agreement.

     SECTION 2. Grant of Security Interest. As security for the prompt and complete payment and performance when due of all the Company's obligations under the Note Purchase Agreement, the Registration Rights Agreement, the Warrants and the Convertible Notes (the "Obligations"), the Company hereby sells, assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Party and hereby grants to the Secured Party a lien on and continuing security interest in, all the Company's right, title and interest in, to and under all Inventory and Proceeds and products of any or all of the foregoing of the Company, whether now owned or hereafter acquired or arising and wheresoever located (all of which being hereinafter collectively called the "Collateral").

     SECTION 3. Limitation on Secured Party's Obligations. It is expressly agreed by the Company that, anything herein to the contrary notwithstanding, the Company shall remain liable under all contracts and agreements included in or giving rise to the Collateral to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, as if this Security Agreement had not been executed. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Security Agreement or the granting to the Secured Party of a Lien thereon or the receipt by the Secured Party of any payment relating thereto pursuant to the terms hereof, nor shall the Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or pursuant to any such contract or other agreement, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party thereunder, or to present

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or file any claim,  or to take any action to collect or enforce any  performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     SECTION 4. Representations and Warranties. The Company hereby represents and warrants to the Secured Party that:

          (a) This Security Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

          (b) The Company is the sole legal and beneficial owner of the Collateral, free and clear of any and all Liens, except as set forth on
     Schedule 4(b) and except for the Liens granted to the Secured Party pursuant hereto.

          (c) There is no security agreement, financing statement, equivalent security or lien instrument or continuation statement executed by the Company or, to the best of its knowledge, any other Person covering all or any part of the Collateral on file or of record in any public office, except as set forth on Schedule 4(c) and except such as may have been filed by the Company in favor of the Secured Party pursuant to this Security Agreement.

          (d) This Security Agreement creates a valid lien on the Collateral in favor of the Secured Party securing the payment of the Obligations. Upon filing UCC financing statements naming the Company as debtor and the Secured Party as secured party in the jurisdictions listed on Schedule 4(j) hereto, all action necessary to perfect the security interest of the Secured Party will have been taken and such security interest will have priority over all other Liens.

          (e) All Inventory that has been or is hereafter produced by the Borrower has been and will be produced in compliance with all applicable requirements of the Fair Labor Standards Act.

          (f) The exact name of the Company as that name appears on its Certificate of Incorporation is "Sytron, Inc." Schedule 4(f) sets forth a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past three years

          (g)  The  Company's   federal   employer   identification   number  is
     22-3200841.

          (h) The chief executive office of the Company is located at 2770 Industrial Lane, Broomfield, Boulder County, Colorado 80020. Schedule 4(h) sets forth all other places of business of the Company.

          (i) All books or records relating to the Collateral are located at 2770 Industrial Lane, Broomfield, Colorado 80020.

          (j) All of the Collateral is located at 2770 Industrial Lane, Broomfield, Colorado 80020.

          (k) Schedule 4(k) sets forth the names and addresses of all persons or entities other than the Company, such as lessees, consignees or warehousemen, which have possession or are intended to have possession of any of the Collateral.

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          (l)  Schedule  4(l) sets  forth  each  location  or place of  business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business at any time during the past four months.

          (m) Schedule 4(m) sets forth each other location at which, or other person or entity with which, any of the Collateral consisting of Inventory has been previously held at any time during the past four months.

          (n) Attached hereto as Schedule 4(n)(i) is a true copy of a file search report from the Uniform Commercial Code filing officer (or, if such officer does not issue such reports, from an experienced Uniform Commercial Code search organization acceptable to the Secured Party) in each jurisdiction identified in Schedules 4(h), (i), (j), (k), (l) or (m). Attached hereto as Schedule 4(n)(ii) is a true copy of each financing statement or other filing identified in such file search reports.

          (o) Attached hereto as Schedule 4(o) is a schedule setting forth the filing offices in each jurisdiction identified in 4(h), (i), (j) or (k) where Uniform Commercial Code financing statements are required to be filed in order to perfect the security interest of the Secured Party, in all Collateral in which a security interest may be perfected by filing, including, without limitation, Collateral consisting of fixtures.

     SECTION 5. Covenants. The Company covenants and agrees with the Secured Party, that from and after the date of this Security Agreement and until the Obligations are fully satisfied:

          (a) The Company will not change (i) its name, identity or corporate structure in any manner, or (ii) the locations of its places of business or its chief executive office or the locations where it keeps or holds any Collateral (other than Inventory in transit) or records relating thereto from the applicable location described herein, unless the Company shall have given the Secured Party at least 90 days' prior written notice thereof and shall have delivered to the Secured Party duly executed UCC-1 financing statements for filing in each jurisdiction in which any such filing is required in order to perfect the Lien created by this Security Agreement in the Collateral affected by the change of name, identity or corporate structure or location and shall have taken all action necessary or requested by the Secured Party to amend any financing statement or continuation statement so that it is not seriously misleading.

          (b) The Company will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Company will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens and security interests granted hereby. As further security, the Company agrees that the Secured Party shall have a special property interest in all of the Company's books and records pertaining to the Collateral and upon the occurrence of an Event of Default the Company shall deliver and turn over any such books and records to the Secured Party or to its representatives or agents on demand of the Secured Party.

          (c) The Company will, without unreasonable delay, furnish to the Secured Party from time to time upon the Secured Party's request therefor, such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably require.

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          (d) The Company will advise the Secured Party promptly,  in reasonable detail,  (i) of any Lien on or asserted against any of the Collateral,  and
     (ii) of the occurrence of any other material event which would adversely affect the aggregate value of the Collateral or the security interests created hereunder.

          (e) If any of the Collateral shall be now or hereafter evidenced by an Instrument, Chattel Paper or Document the Company shall deliver to the Secured Party the originals of such Instrument, Chattel Paper or Document duly endorsed or accompanied by an appropriate instrument of transfer or assignment.

          (f) The chief financial officer of the Company (the "Chief Financial Officer") shall provide to the Secured Party, on a bi-weekly basis, a statement setting forth the dollar value of the Inventory as of the date thereof.. Upon request of the Company, the Chief Financial Officer shall provide to the Company, within two (2) business days of such request, a more detailed report relating to the Inventory, which report shall be in form and substance satisfactory to the Secured Party.

     SECTION 6. Further Assurances. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Company, the Company will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Secured Party may require to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC with respect to the Liens granted hereby, transferring Collateral for which possession is necessary to perfect a security interest to the Secured Party's possession and obtaining waivers from landlords and mortgagees. The Company also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law.

     SECTION 7. Secured Party's Appointment as Attorney-in-Fact.

               (a) The Company hereby irrevocably constitutes and appoints the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives the Secured Party the power and right, on behalf of the Company, without prior notice to or assent by the Company to do the following:

          (i) upon the occurrence and continuance of any Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Company or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose

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     of  collecting  any and all such moneys due under any  Collateral  whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Secured Party for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

          (ii) to pay or discharge any taxes or Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of the Credit Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (iii) upon the occurrence and continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and (G) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Company's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest, therein, in order to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

               The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable until all Obligations of the Company to the Secured Party have been fully and completely satisfied.

          (b) The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, partners, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for its own gross negligence or willful misconduct.

          (c) The Company also authorizes the Secured Party, at any time and from time to time, to execute, in connection with the sale provided for in paragraph (b) of Section 9 of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

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     SECTION 8.  Performance of Company's  Obligations.  If the Company fails to perform or comply with any of its agreements contained herein, the Secured Party, may (but shall not be obligated to) perform or comply, or otherwise cause performance or compliance, with such agreement, and the Secured Party, may from time to time take any other action which it deems necessary for the maintenance, preservation or protection of any of the Collateral or the Secured Party's Liens, thereon. The cost and expenses of the Secured Party (including, without limitation, the fees and disbursements of counsel to the Secured Party, incurred in connection with any of the foregoing) shall be payable by the Company to the Secured Party, on demand and shall constitute Obligations secured hereby.

     SECTION 9. Remedies, Rights Upon Default.

          (a) If an Event of Default shall occur and be continuing:

          (i) All payments received by the Company under or in connection with any of the Collateral shall be held by the Company in trust for the Secured Party, shall be segregated from other funds of the Company and shall forthwith upon receipt by the Company, be turned over to the Secured Party, in the same form as received by the Company (duly endorsed by the Company to the Secured Party, if required); and

          (ii) Any and all such payments so received by the Secured Party (whether from the Company or otherwise) may, in the sole discretion of the Secured Party, be held by the Secured Party as collateral security for, and/or then or at any time thereafter applied in whole or in part by the Secured Party, against all or any part of the Obligations in such order as the Secured Party may elect. Any balance of such payments held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

          (b) If any Event of Default shall occur and be continuing, the Secured Party may in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Company expressly agrees that upon the occurrence of an Event of Default, the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except as specified below) to or upon the Company or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Secured Party' s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. If any consent, approval or authorization of, or filing with, any governmental authority or any other Person should be necessary to effectuate any sale or other disposition of the Collateral, or any partial disposition of the Collateral, the Company agrees

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to execute all such  applications  and other  instruments  as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption which right or equity of redemption the Company hereby waives and releases. The Company further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at such places which the Secured Party may select, whether at the Company's premises or elsewhere. The Secured Party may apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe keeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Secured Party hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Secured Party may elect, the Company remaining liable for any deficiency remaining unpaid after such application, and only after so applying such proceeds, and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral. The Company agrees that, to the extent notice of sale shall be required by law, five (5) Business Days' notice to the Company (which notification shall be deemed given when mailed, postage prepaid, addressed to the Company at its address set forth in Section
10.4 of the Note Purchase Agreement) of the time and place of any public sale or of the time after which a private sale may take place shall constitute reasonable notification of such matters. No notification need be given to the Company if the Company, after the occurrence of a Default, has signed a statement renouncing or modifying any right to notification of sale or other intended disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Secured Party is entitled, the Company also being liable for the fees of any attorneys employed by the Secured Party to collect such deficiency.

               (c) The Company also agrees to pay all costs of the Secured Party, including reasonable attorneys' fees and disbursements, incurred with respect to the collection of any of the Obligations and the enforcement of any of its rights hereunder.

               (d) The Company hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

     SECTION 10. Secured Party's Duties. The Secured Party shall have no duty of care with respect to the Collateral, except that the Secured Party shall exercise reasonable care with respect to Collateral or any income thereon in the custody of the Secured Party or any agent or nominee of the Secured Party. The Secured Party shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which the Secured Party accords its own property, or if the Secured Party takes such action with respect to the Collateral as the Company shall request in writing, but no failure to comply with any such request nor any omission to do any such act requested by

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the Company shall be deemed a failure to exercise reasonable care, nor shall the
Secured Party's failure to take steps to preserve rights against any parties or property be deemed a failure to have exercised reasonable care with respect to Collateral in the Secured Party's custody.

     SECTION 11. Notices. Notices to the parties hereto shall be given in accordance with the provisions of Section 10.4 of the Note Purchase Agreement.

     SECTION 12. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 13. No Waiver; Cumulative Remedies. The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Secured Party and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law or in any other agreement with respect to the Obligations. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Secured Party.

     SECTION 14. Successors and Assigns; Governing Law. This Security Agreement and all obligations of the Company hereunder shall be binding upon the successors and assigns of the Company, and shall, together with the rights and remedies of the Secured Party hereunder, inure to the benefit of the Secured Party and its successors and assigns. The Company may not assign any of its rights or obligations hereunder without the consent of the Secured Party.

     SECTION 15. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

     SECTION 16. WAIVER OF JURY TRIAL. THE COMPANY AND THE SECURED PARTY EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT.

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


     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.



                                         SYTRON, INC.


                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                          per pro CRESCENT INTERNATIONAL LIMITED



                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:


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